UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1823 Eastchester Drive
High Point, North Carolina		27265
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 21, 2023, Culp, Inc. (the "Company") posted an investor presentation to its website at https://culpinc.gcs-web.com/ (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. The Company expects to use the Investor Presentation from time to time, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others.

The information contained in the Investor Presentation is summary information that should be considered within the context of the Company’s filings with the Securities and Exchange Commission ("SEC") and other public announcements the Company may make by press release or otherwise from time to time. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, including without limitation any targets, estimates, goals, or other forward-looking statements, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The Investor Presentation contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth on Page 2 of the Investor Presentation. By furnishing the information contained in this Current Report on form 8-K, incluidng Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	2023 Culp Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Culp, Inc.

Date:	03/21/2023	By:	/s/ Kenneth R. Bowling
Chief Financial Officer (Principal Financial Officer)